EXHIBIT 10.15
                                AMENDMENT NO. 10
                                       TO
                              TRANSACTION AGREEMENT

         This Amendment No. 10 ("AMENDMENT") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999, by Amendment No. 6 dated as of November 18, 1999, by Amendment No. 7 dated as of August 1, 2000, by Amendment No 8 dated as of December 20, 2000, and by Amendment No. 9 dated as of March 13, 2001 (as so amended, the "ORIGINAL AGREEMENT"), is made as of November 9, 2001, among Choice One Communications Inc. (the "CORPORATION"), the other parties to the Original Agreement and Morgan Stanley & Co. Incorporated, First Union Investors, Inc. and CIBC Inc. (collectively, the "LENDERS").

         WHEREAS, the parties desire to amend the Original Agreement to add the Lenders as a party to the Original Agreement but only with respect to the tag-along and drag-along rights described in Sections 6.05 and Section 6.06 of the Original Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Section 8.01 of the Original Agreement is hereby amended to add the following defined terms:

         "DESIGNATED TRANSFER" means any Transfer of Warrants or Warrant Shares by any Warrant Holder (i) in connection with a Transfer by such Warrant Holder of (x) any loans outstanding under the Bridge Financing Agreement dated as of August 1, 2000 among the Corporation, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent (as amended from time to time), or (y) any notes held by such Warrant Holder and issued in exchange for, or the proceeds of which have been applied to repay, any such loans, or (ii) effected pursuant to a merger, consolidation or sale of all or substantially all of the assets of such Warrant Holder or its direct or indirect parent.

         "WARRANT HOLDERS" means any Person who holds Warrants or Warrant
Shares.

         "WARRANT SHARES" means any shares of Common Stock issued pursuant to the Warrants.

         "WARRANTS" means the warrants of the Corporation dated November 9, 2001 originally issued to the Lenders.

         SECTION 2. Application of Sections 6.01, 6.05, 6.06 and 6.03(b) to Warrant Holders. Sections 6.01, 6.05 and 6.06 of the Original Agreement shall apply to the Warrant Holders, the Warrants and the Warrant Shares on the terms and conditions, and subject to the exceptions, set forth in this Section 2. To effect such application:

         (a) Any Transfer of Warrants or Warrant Shares must be made in compliance with Section 6.01, except that (i) any restrictions set forth in the Executive Purchase Agreements, the LLC Agreement and the Registration Rights Agreement shall not be applicable to any Transfer of Warrants or Warrant Shares,
(ii) the requirement set forth in clause (i) of Section 6.01(a) that a public offering comply with the Registration Rights Agreement shall not be applicable to any Transfer of Warrants or Warrant Shares and (iii) the requirement set forth in Section 6.01(b) shall not apply to any Transfer of Warrants or Warrant Shares to any Person who is a "Qualified Institutional Buyer" as such term is defined in Rule 144A promulgated under the Securities Act (or any similar provision then in force), so long as such Transfer is effected after an initial private placement of the Warrants (or, if the Warrants have been exercised, the Warrant Shares) in reliance on such Rule 144A has been completed. The Warrants and Warrant Shares shall be treated as Restricted Securities until they would cease to be Restricted Securities in accordance with the definition of Restricted Securities as in effect on the date hereof.

         (b) Any Transfer of Warrants or Warrant Shares to a third party in a Private Tag Transaction (other than a Designated Transfer) must be effected in compliance with Section 6.05 of the Original Agreement. Warrant Holders will be subject to the "drag along" restrictions and obligations contained in Section
6.06 of the Original Agreement; provided, that the agreements set forth in
Section 6.06(a) shall apply to each Warrant Holder only in its capacity as a holder of Warrants or Warrant Shares (and not in its capacity as a debt holder or any other capacity).

         (c) For purposes of the application of Sections 6.05 and 6.06 of the Original Agreement to the Warrant Holders, Warrants and Warrant Shares, and notwithstanding anything to the contrary in the Original Agreement: (i) Warrants and Warrant Shares shall be treated as Investor Equity, (ii) Warrant Holders shall be treated as holders of Investor Equity (and therefore as Securityholders for purposes of Section 6.06), (iii) the Warrant Holders shall be deemed to own the Warrant Shares issuable upon exercise of the Warrants for all allocation purposes (subject to clause (v) below), (iv) the consideration payable for each Warrant, if any, included in a Tag-Along Sale shall be the amount attributable to each share of Common Stock in such Tag-Along Sale minus the exercise price of such Warrant, and (v) for purposes of clause (ii) of Section 6.06(a) and the proviso thereto, the Warrants shall be treated in the same manner as options granted by the Corporation to any officer of the Corporation and Warrant Shares shall be treated in the same manner as Management Equity.

         (d) Unless after giving effect to the applicable Transfer, the Warrants or Warrant Shares would cease to be Investor Equity in accordance with the definition of Investor Equity as in effect on the date hereof if they were Investor Equity, the applicable transferee or transferees of the Warrants or Warrant Shares must, as a condition to the valid Transfer thereof, execute and deliver to the Corporation an instrument (acceptable to the Corporation) agreeing to be bound by the provisions of the Original Agreement applicable to Warrant Holders pursuant to this Amendment; provided that, in the case of an Exempt Transferee holding Warrants or Warrant Shares, such agreement to be bound shall be only as to paragraph 2(a) of this Amendment.

         (e) Section 6.03(b) shall apply to Warrants and Warrant Shares as if the Warrants and Warrant Shares were Investor Equity.

         SECTION 3. Termination; Amendment. Sections 2(b) and 2(c) of this Amendment shall terminate when (i) the holders of Investor Equity and Management Equity immediately prior to the initial Public Offering cease to hold in the aggregate at least 30% of the aggregate Common Stock (on a fully diluted basis), or (ii) Sections 6.05 and 6.06 are terminated by the parties to the Original Agreement pursuant to Section 9.04 of the Original Agreement. Except for the termination effected pursuant to clause (ii) above, nothing in this Amendment shall be amended without both (x) the approval required by Section 9.04 of the Original Agreement, and (y) the approval of Warrant Holders holding a majority of the outstanding Warrant Shares (assuming for this purpose that all Warrants have been exercised). Nothing in this Amendment shall modify the provisions of
Section 9.04 as they relate to the Original Agreement or any amendments thereto other than this Amendment.

         SECTION 4. Effectiveness; Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. Except as provided herein, (i) no provision of the Original Agreement shall apply to the Warrant Holders, the Warrants or the Warrant Shares, and (ii) the Warrant Holders shall have no rights or obligations under the Original Agreement. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



CHOICE ONE COMMUNICATIONS INC.


By: /s/ Steve M. Dubnik
-----------------------------------------------
Steve M. Dubnik
Chairman and Chief Executive Officer


MANAGEMENT MEMBERS

 /s/ Steve M. Dubnik
-------------------------------
Steve M. Dubnik, as a Management
Member and as Chief Executive Officer of Choice One
Communications Inc.

 /s/ Mae Squier-Dow
---------------------------
Mae Squier-Dow

 /s/ Kevin Dickens
---------------------------
Kevin Dickens
 /s/ Philip Yawman
---------------------------
Philip Yawman
 /s/ Ajay Sabherwal
---------------------------
Ajay Sabherwal

INVESTOR MEMBERS

MORGAN STANLEY CAPITAL PARTNERS III, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MSCP III 892 INVESTORS, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MORGAN STANLEY CAPITAL INVESTORS, L.P.

By MSCP III, LLC, its general partner
By Morgan Stanley Capital Partners III, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.
By MSDW Capital Partners IV, LLC, its
general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MSDW IV 892 INVESTORS, L.P.
By MSDW Capital Partners IV, LLC, its general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.
By MSDW Capital Partners IV LLC, its
general partner
By MSDW Capital Partners IV, Inc., its Member

By /s/ John B. Ehrenkranz
-----------------------------------------------

Its Managing Director

CHISHOLM PARTNERS III, L.P.

By Silverado III, L.P., its General Partner
By Silverado III Corp., its General Partner


By /s/ Robert M. Van Degna
---------------------------------------------------
Robert M. Van Degna
Chairman & CEO

KENNEDY PLAZA PARTNERS


By /s/ Robert M. Van Degna
---------------------------------------------------
Robert M. Van Degna
Managing General Partner

FLEET VENTURE RESOURCES, INC.


By /s/ Robert M. Van Degna
---------------------------------------------------
Robert M. Van Degna
Chairman & CEO

FLEET EQUITY PARTNERS VI, L.P.

By Fleet Growth Resources II, Inc., its
General Partner


By /s/ Robert M. Van Degna
---------------------------------------------------
Robert M. Van Degna
Chairman & CEO

WALLER-SUTTON MEDIA PARTNERS, L.P.


By Waller Sutton Media, L.L.C. its general partner


By /s/ Bruce Hernandez
---------------------------------------------------
Bruce Hernandez
Chief Executive Officer


LENDERS


MORGAN STANLEY & CO. INCORPORATED


By /s/ Elizabeth R. Chandler
---------------------------------------------------
Title  Managing Director


FIRST UNION INVESTORS, INC.


By /s/ John J. Braden
---------------------------------------------------
Title  Managing Director


CIBC INC.


By /s/ Richard Hassard
---------------------------------------------------
Title  Managing Director